UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT



        Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                Act of 1934



    Date of Report (Date of earliest event reported) September 30, 2000


                          INGERSOLL-RAND COMPANY
          (Exact name of registrant as specified in its charter)


    New Jersey                     1-985                      13-5156640
(State of incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification No.)


 Woodcliff Lake, New Jersey                                    07677
(Address of principal executive offices)                    (Zip Code)




     Registrant's telephone number, including area code (201) 573-0123

                          INGERSOLL-RAND COMPANY


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

PRO FORMA FINANCIAL STATEMENTS

      The following financial statements are hereby filed as part of this report:

      1.)Pro forma income statement for the six months ended June 30, 2000.

      2.)Pro forma income statements for the years ended December 31, 1999, 1998, and 1997.

EXHIBITS
     12.) Computations of Ratios of Earnings to Fixed Charges.


                          INGERSOLL-RAND COMPANY


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          PRO FORMA FINANCIAL STATEMENT

          On August 12, 1999, the company announced its intention to dispose of its 49 percent joint venture interest in Dresser-Rand Company (D-R). Accordingly, the company reported the results of D-R as discontinued operations. On October 5, 1999, the joint venture partner, as permitted by the joint venture agreement, elected to sell its 51 percent share of D-R to the company. On February 2, 2000, the company completed the purchase of D-R. The accompanying financial statements reclassify the results of the business of D-R into continuing operations as the disposition has not occurred within one year. In August 2000, the company sold a portion of the D-R business. The company intends to divest the remaining portions of D-R as soon as possible.


                             INGERSOLL-RAND COMPANY
                     CONSOLIDATED PRO FORMA INCOME STATEMENT
                     (in millions except per share figures)
                     For the six months ended June 30, 2000

                                                    Reclassification
                                       As reported       entry       Restated

Net sales                               $4,162.5      $    -         $4,162.5
Cost of goods sold                       3,005.6           -          3,005.6
Administrative, selling and service
  engineering expenses                     539.1           -            539.1
Operating income                           617.8           -            617.8
Interest expense                          (103.5)          -           (103.5)
Other income (expense), net                 (1.2)          -             (1.2)
Minority interests                         (20.1)          -            (20.1)
Results from assets held for
  sale (net of tax)                          0.0         (13.6)         (13.6)
Earnings before income taxes               493.0         (13.6)         479.4
Provision for income taxes                 170.0           -            170.0

Earnings from continuing operations        323.0         (13.6)         309.4
Discontinued operations (net of tax)       (11.6)         13.6            2.0
Net earnings                            $  311.4     $     -         $  311.4

Basic earnings per common share
    Continuing operations               $   2.00      $  (0.08)      $   1.92
    Discontinued operations                (0.07)         0.08           0.01
                                        $   1.93      $   0.00       $   1.93
Diluted earnings per common share
    Continuing operations               $   1.98      $  (0.08)      $   1.90
    Discontinued operations                (0.07)         0.08           0.01
                                        $   1.91      $   0.00       $   1.91

Average number of common shares outstanding                             161.7

Average number of outstanding shares for diluted earnings per share     163.1


                                      INGERSOLL-RAND COMPANY
                             CONSOLIDATED PRO FORMA INCOME STATEMENT
                              (in millions except per share figures)
                               For the year ended December 31, 1999

                                                   Reclassification
                                       As reported      entry        Restated

Net sales                               $7,666.7      $    -         $7,666.7
Cost of goods sold                       5,515.0           -          5,515.0
Administrative, selling and service
  engineering expenses                   1,052.4           -          1,052.4
Operating income                         1,099.3           -          1,099.3
Interest expense                          (203.1)          -           (203.1)
Other income (expense), net                (22.3)          -            (22.3)
Minority interests                         (29.1)          -            (29.1)
Results from assets held for
  sale (net of tax)                          0.0          18.2           18.2
Earnings before income taxes               844.8          18.2          863.0
Provision for income taxes                 299.9           -            299.9

Earnings from continuing operations        544.9          18.2          563.1
Discontinued operations (net of tax)        46.2         (18.2)          28.0
Net earnings                            $  591.1      $    -         $  591.1

Basic earnings per common share
    Continuing operations               $   3.33      $   0.11       $   3.44
    Discontinued operations                 0.28         (0.11)          0.17
                                        $   3.61      $   0.00       $   3.61
Diluted earnings per common share
    Continuing operations               $   3.29      $   0.11       $   3.40
    Discontinued operations                 0.28         (0.11)          0.17
                                        $   3.57      $   0.00       $   3.57

Average number of common shares outstanding                             163.6

Average number of outstanding shares for diluted earnings per share     165.7




                                      INGERSOLL-RAND COMPANY
                             CONSOLIDATED PRO FORMA INCOME STATEMENT
                               (in millions except per share figures)
                               For the year ended December 31, 1998

                                                   Reclassification
                                       As reported      entry        Restated

Net sales                               $7,384.7      $    -         $7,384.7
Cost of goods sold                       5,387.8           -          5,387.8
Administrative, selling and service
  engineering expenses                   1,027.8           -          1,027.8
Operating income                           969.1           -            969.1
Interest expense                          (224.1)          -           (224.1)
Other income (expense), net                (15.3)          -            (15.3)
Minority interests                         (23.5)          -            (23.5)
Results from assets held for
  sale (net of tax)                          0.0          26.1           26.1
Earnings before income taxes               706.2          26.1          732.3
Provision for income taxes                 250.7           -            250.7

Earnings from continuing operations        455.5          26.1          481.6
Discontinued operations (net of tax)        53.6         (26.1)          27.5

Net earnings                            $  509.1      $    -         $  509.1

Basic earnings per common share
    Continuing operations               $   2.78      $   0.16       $   2.94
    Discontinued operations                 0.33         (0.16)          0.17
                                        $   3.11      $   0.00       $   3.11
Diluted earnings per common share
    Continuing operations               $   2.75      $   0.16       $   2.91
    Discontinued operations                 0.33         (0.16)          0.17
                                        $   3.08      $   0.00       $   3.08

Average number of common shares outstanding                             163.7

Average number of outstanding shares for diluted earnings per share     165.5

                                      INGERSOLL-RAND COMPANY
                             CONSOLIDATED PRO FORMA INCOME STATEMENT
                              (in millions except per share figures)
                              For the year ended December 31, 1997

                                                   Reclassification
                                       As reported      entry        Restated

Net sales                               $6,239.1      $    -         $6,239.1
Cost of goods sold                       4,613.0           -          4,613.0
Administrative, selling and service
  engineering expenses                     902.6           -            902.6
Operating income                           723.5           -            723.5
Interest expense                          (135.2)          -           (135.2)
Other income (expense), net                 (6.3)          -             (6.3)
Minority interests                          (3.6)          -             (3.6)
Results from assets held for
  sale (net of tax)                          0.0          9.0             9.0
Earnings before income taxes               578.4          9.0           587.4
Provision for income taxes                 219.8           -            219.8

Earnings from continuing operations        358.6          9.0           367.6
Discontinued operations (net of tax)        21.9         (9.0)           12.9
Net earnings                            $  380.5      $    -         $  380.5

Basic earnings per common share
    Continuing operations               $   2.20      $   0.05       $   2.25
    Discontinued operations                 0.13         (0.05)          0.08
                                        $   2.33      $   0.00       $   2.33
Diluted earnings per common share
    Continuing operations               $   2.18      $   0.05       $   2.23

    Discontinued operations                 0.13         (0.05)          0.08
                                        $   2.31      $   0.00       $   2.31

Average number of common shares outstanding                             163.2

Average number of outstanding shares for diluted earnings per share     164.8


 EXHIBIT 12
                                       INGERSOLL-RAND COMPANY
                         COMPUTATIONS OF RATIOS OF EARNINGS TO FIXED CHARGES
                                     (Dollar Amounts in Millions)

                                              Six Months
                                              Ended June        Years Ended December 31,
Fixed charges:                                  2000       1999      1998       1997     1996     1995
  Interest expense........................... $128.7     $204.5    $225.9     $137.5   $120.9   $ 88.3
  Amortization of debt discount and expense..    3.0        6.7       7.0        2.0      1.5      0.8
  Rentals (one-third of rentals).............   15.7       23.9      23.8       23.3     20.3     19.5
  Capitalized interest.......................    2.0        4.0       4.0        3.2      4.6      3.5
  Equity-linked security charges............    12.7       25.6      19.7        0.0      0.0      0.0
Total fixed charges.......................... $162.1     $264.7    $280.4     $166.0   $147.3   $112.1

Net earnings from continuing operations       $309.4     $563.1    $481.6     $367.6   $342.3   $265.7
Add:   Minority income of majority-
         owned subsidiaries..................   20.1       29.1      23.5        3.6      1.5      1.8
       Taxes on income from continuing
         operations..........................  147.5      299.9     250.7      219.8    190.7    143.2
       Fixed charges.........................  162.1      264.7     280.4      166.0    147.3    112.1
Less:  Capitalized interest..................    2.0        4.0       4.0        3.2      4.6      3.5
       Undistributed earnings (losses) from
         less than 50% owned affiliates......    7.8       19.9      26.9       16.2    (29.1)    33.1
Earnings available for fixed charges ........ $629.3   $1,132.9  $1,005.3     $737.6   $706.3   $486.2

Ratio of earnings to fixed charges ..........   3.88       4.28      3.59       4.44     4.79     4.34
Undistributed earnings (losses) from less
    than 50% owned affiliates:
  Equity in earnings (losses)............     $  8.9     $ 22.1    $ 30.1     $ 18.3   $ 29.7   $ 35.2
    Less:  Amounts distributed...............    1.1        2.2       3.2        2.1     58.8      2.1
  Undistributed earnings (losses) from
    less-than 50% owned affiliates........... $  7.8     $ 19.9    $ 26.9     $ 16.2  $ (29.1)  $ 33.1


All amounts have been restated to reflect a reclassification of a portion of discontinued operations to continuing operations for Dresser-Rand Company.



                      INGERSOLL-RAND COMPANY
                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INGERSOLL-RAND COMPANY
                                    (Registrant)


Date November 3, 2000          /S/ Steven R. Shawley
                               Steven R. Shawley
                               Vice President and Controller
                              (Principal Accounting Officer)







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